UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Semi-Annual Report

April 30, 2016

Investment Adviser:
Sands Capital Management, LLC

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The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

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Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six month period ending April 30, 2016. Over the reporting period, the Fund’s Institutional Class and Investor Class returned -3.98% and -4.07%, respectively, compared to a -0.94% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 10.25% and 9.99%, respectively, compared to a 6.81% annualized return for the ACWI.

Performance Review

After a relatively calm end to 2015, equity markets began 2016 with their worst start to the year in history. Heightened risk aversion led slower-growing sectors, such as consumer staples, to perform well on a relative basis, due to their perceived stability. High-growth areas of the economy, such as biotechnology, ecommerce, and software-as-a-service — all areas where we see tremendous secular growth prospects — came under pressure as a result. During periods of volatility, when many investors seemingly shorten their time horizon, we remain focused on the long term and will not allow irrational market behavior to deter us from our mission to add value and enhance the wealth of our clients with prudence over time.

While broader macroeconomic factors likely played a role in relative investment results, some companies were also influenced by business-specific issues. The top five individual contributors to relative investment results during the reporting period were Ono Pharmaceutical, Edwards Lifesciences, Facebook, Airports of Thailand, and Kansas City Southern. The top five detractors were LinkedIn, Regeneron Pharmaceuticals, BioMarin Pharmaceutical, Housing Development Finance, and Fast Retailing.

On a regional basis, Developed Asia and Western Europe contributed to relative investment results. The U.S. & Canada region was the largest detractor during the period, followed by Emerging Asia and Latin America.

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On a sector basis, Industrials and Financials contributed to relative results, while Consumer Staples, Consumer Discretionary, and Information Technology were the largest detractors.

Despite volatile short-term investment results, we continue to have high conviction in our portfolio of leading growth businesses. Our commentary below outlines our views about recent market volatility and its effect on some of our businesses. More importantly, we detail our investment case and conviction in several of our more volatile holdings, including BioMarin Pharmaceutical, Regeneron Pharmaceuticals, Workday, LinkedIn, Motherson Sumi, and Charles Schwab.

Commentary

As growth investors, we know that stock prices of even the steadiest businesses rarely go up in a linear fashion. A company’s share price can be influenced — positively or negatively — by a wide variety of factors. These can include sentiment, time horizon, and shifting preferences for sectors and geographies. In contrast, business fundamentals tend to be far steadier.

Our investment philosophy rests on the belief that, over the long term, fundamentals will drive stock price appreciation. However, over shorter periods, exogenous pressures can result in extreme disconnections between the true health of a business and its share price. We believe this occurred in the first few months of 2016. In our view, the selloff in stock prices was driven by risk aversion, as concerns persisted about slowing global growth, the health of the Chinese economy, political uncertainties in the U.S., the price of oil, and diverging global interest rate policies, among other factors. The ensuing uncertainty caused investors to shorten their time horizons, thus boosting volatility.

Amid fear-driven volatility, the kinds of businesses we seek to own in the Global Growth Fund — fast-growing, disruptive companies that are investing for future growth and unlikely to realize their full potential for years — often suffer from outsized pressure. Investors ignore drug pipelines, potential new products, and other forms of long-term optionality. A company that is under-earning today to become larger tomorrow can suddenly be viewed as less valuable than one that is growing more slowly, lies further along the maturity curve, or is spending cash on share buybacks, rather than investing in growth. We believe this view is short-sighted.

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At Sands Capital, we have been through similar periods before. We saw a comparable divergence between fundamentals and stock prices in the early 2000s, 2006, and 2008. It is never pleasant. But we are confident that as long as we remain true to our investment process and philosophy, we will ultimately deliver on our mission to add value and enhance the wealth of our clients with prudence, over time.

Much of our conviction stems from the fact that most companies we own in the Fund are executing very well. In this letter, we explain why we have continued conviction in the ability of a select group to drive sustainable, above-average earnings growth over the long term.

BioMarin Pharmaceutical: Developing Drugs for Devastating Diseases

Healthcare companies as a group have been affected by a number of fears. These include worries that the U.S. presidential election could result in pressure on drug pricing, concerns that rising interest rates will increase the cost of funding research and development, and anxiety that the biotechnology industry in particular has become too expensive. While these are valid issues for some companies, we believe the select few owned in the Fund are well positioned and better insulated than most. We continue to have strong conviction in the growth prospects of each biotechnology company in the portfolio.

An ability to drive growth by innovating novel treatments for rare genetic diseases — rather than by hiking prices on already-developed drugs — is a primary reason why we believe BioMarin Pharmaceutical is less susceptible to pricing pressures. Geographic diversity is also important: the company has a presence in more than 50 countries, so regulatory pressures in any one region have less impact. Also, its treatments are the only option for patients who would otherwise suffer a low quality of life and, often, early death. As a result, patient populations tend to be less sensitive to price and actually lobby regulatory bodies for approval.

Much of our research on BioMarin aims at understanding the potential in the company’s drug development pipeline. It’s never guaranteed that a drug in development will make it to market. However, we believe BioMarin’s strong research and development (R&D) capabilities, focus on rare diseases, and experience navigating the regulatory process positions it well for success. Today, there are four treatments in the company’s pipeline that we believe have an above-average chance of approval. After

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probability-adjusting each for likelihood of success, we estimate these drugs could generate over $1 billion in revenues by 2020. This would more than double the company’s 2015 revenues.

At times during the reporting period, BioMarin’s share price seemed to reflect a world in which none of these programs live up to their full potential. At times, the company’s price-to-sales ratio was only about three times that of slower-growing pharmaceutical companies, such as Johnson & Johnson. This is a premium, to be sure. But it must be assessed in the context of the growth that’s expected of the two companies. Consensus estimates see Johnson & Johnson growing revenues at a 2.8 percent annualized growth rate over the next five years. In contrast, we expect BioMarin to grow at 27 percent. Paying three times the price-to-sales ratio for nearly 10 times the growth potential? That sounds quite attractive to us.

Regeneron Pharmaceuticals: Short-Term Slowdown, Long-Term Liftoff

In addition to industry-wide worries, Regeneron Pharmaceuticals has been pressured by company-specific issues. Growth of Eylea, its blockbuster treatment for retinal diseases, is expected to slow from hyper-growth rates of over 40 percent, to more classic growth rates in the mid-twenties. Praluent, a cholesterol-reducing drug launched last year, has faced greater-than-expected pricing pressure from insurance companies. Additionally, Regeneron recently announced that R&D expenses will increase. These issues will pressure earnings growth over the next year or so.

As long-term investors, a short period of slower growth and increasing expenses doesn’t necessarily concern us. This is particularly true when the expenses are funding investment at an innovative company such as Regeneron, which we view as having one of the best R&D engines in healthcare. In fact, we view the investment positively, because we believe it reflects the large number of high-quality programs in the company’s pipeline.

Currently in early- to mid-stages of development are potential treatments for a virus that is the leading cause of hospitalization in children under the age of one, a drug for osteoarthritis pain, and a next-generation version of Eylea. Regeneron also continues to collaborate with Sanofi on an immuno-oncology program. We’re not counting on all of these programs succeeding. They are either included in our model on a probability adjusted basis or not at all. Accordingly, they present meaningful upside. While clinical development is inherently risky, Regeneron’s history of developing

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efficacious products and bringing them to market gives us confidence that at least some of these programs will prove successful. Furthermore, we believe these earlier-stage opportunities are overlooked by many investors.

Additionally, Regeneron has products in later stages of development that should soon be approved and launched. Most important is dupilumab, a “pipeline-in-a-drug” that could treat multiple ailments, including severe eczema, asthma, and other immunological indications. The company recently released positive Phase 3 data for dupilumab‘s use in eczema. We expect the drug will be available for this indication in 2017. Our research leads us to believe the opportunity in eczema and asthma alone could be $2 billion, a 50 percent increase to the company’s current annual revenues. The robust nature of its development pipeline, ranging from early to late stages, gives us strong conviction in our ownership of Regeneron.

Workday: Reaching an Inflection Point

Workday’s software-as-a-service (SaaS) solutions offer a fundamentally better (and less expensive) way to manage aspects of the corporate enterprise back office, such as human capital management (HCM) and financials. Critical areas, including benefits management, payroll, and recruiting, are more intuitive for users, the software is upgraded more frequently, and the data easier to analyze. Additionally, Workday’s subscription model generates recurring revenues, and the SaaS-based nature of the product should allow for margin expansion over time. We believe Workday will have a long duration of growth, as it penetrates the enterprise with these products and develops other tools.

In spite of this potential, Workday’s shares (along with shares of many other information technology companies) came under pressure during the reporting period, due to concern that slowing economic growth might limit corporate spending on technology-related capital expenditures. This compounded existing pressure from concerns about competition and a change to Workday’s billing terms that deferred some revenue to later years of new contracts.

However, earnings in late February showed these concerns were unfounded. Revenue and billings growth of 43 and 44 percent, respectively, were better than expected. Management highlighted accelerating win rates against the competition (primarily SAP and Oracle). Much of this growth was driven by the core HCM product, which now has over 1,100 customers, including large enterprises such as Bank of America.

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But Financials was the real standout among Workday’s recent results. In just one quarter, Workday signed 45 new customers, including J.B. Hunt, a Fortune 500 company, and its pipeline grew 150 percent. In contrast, it took Workday six years to sign its first 100 Financials customers.

We believe Financials has reached an inflection point. The product is benefiting as customers become more comfortable with storing financial information in the cloud. Additionally, Workday’s solution has strengthened over time, and it’s becoming clear that competing products aren’t living up to their hype. Furthermore, current customers are happy — and willing to act as references and talk about their experience.

We believe Workday is just getting started. Over the next year, we expect big product launches, for planning and budgeting, as well as learning and development applications. We’ve heard that the lack of planning and budgeting capabilities in particular has caused some to hold off on transitioning to Workday. These should be relatively easy to sell to existing customers, and might influence potential customers to make the switch. With Financials gaining traction and these new products launching, we believe Workday has what it needs to successfully penetrate the enterprise planning market, which is estimated to be worth about $30 billion. With annual revenues of just over $1 billion, we see a long runway for the company’s growth.

LinkedIn: Hitting the Reset Button

LinkedIn gained the dubious distinction of being the largest single-day decliner in the Fund’s history, with a roughly 44 percent decline on February 5, following its quarterly earnings release. While the reported quarter was good, management guidance for 2016 revenue growth was 10 percentage points below expectations.

Several factors explain the big difference between the 10-percentage-point drop in growth expectations and the 44 percent decline in share price. First, growth of Talent Solutions, the core recruiting business that represents 70 percent of LinkedIn’s revenues, is decelerating faster than expected. We classify this as modest underperformance, as it has little impact on our out-year expectations. Second, the advertising and sales tools businesses, which are earlier-stage opportunities, are ramping up more slowly than expected. It appears many investors have shifted from viewing these businesses as

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guaranteed contributors to viewing them only as potential upside options. Additionally, as a result of these issues, there is now a general sense of pessimism around LinkedIn.

In our view, the decline in LinkedIn’s share price was too extreme. To be clear, the business is not performing in line with our expectations. However, the core of our investment case has not changed. LinkedIn remains the preeminent social network for professionals, with little competition. The data it collects — there are now more than 400 million resumes on the website — remains a unique asset that hasn’t suffered any impairment. With Talent Solutions, LinkedIn has already used this data to transform the recruiting industry. We continue to believe the company will also be able to transform advertising and business-to-business selling.

What has changed is our estimate of how quickly the company will move from one business line to three. Based on LinkedIn’s data assets and success in Talent Solutions, we previously believed the advertising and sales tools businesses could scale rapidly, without hiccups. Instead, it appears these businesses will go through the growing pains that are typical of new businesses.

While we erred in calculating the path to getting there, we remain confident in LinkedIn’s long-term potential. When a company’s share price suffers a sizable decline, it can be difficult to let go of “what could have been” to assess “where do we go from here?” But that’s what we had to do with LinkedIn. Investing is a forward-looking exercise, and our research still suggests the company’s advertising and sales tools capabilities provide real value to customers and can become large businesses over time. At this point, we believe the company’s share price reflects its risk/reward profile, and we intend to continue our ownership.

Motherson Sumi: Just Do It (Better)

It might surprise some that we own an auto parts supplier in a growth portfolio, as the industry tends to be slower-growing and cyclical. However, it’s possible to find gems within unexpected industries, and we believe Motherson Sumi is one. The company simply “does it better” than other suppliers. It has an enviable track record of reliability, industry-leading efficiency, manufacturing flexibility, operational expertise, and a global footprint, with 170 plants in more than 25 countries. These attributes are difficult to replicate, making them critical differentiators, as the just-in-time nature of the industry leaves virtually no margin for error.

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Motherson’s strengths make automakers want to work with it. The company’s roots lie in wiring harnesses, but Motherson has moved into every other component it makes today — bumpers, mirrors, dashboards, and more — by customer request. Automakers have also asked the company to acquire and turn around struggling suppliers. This points to perhaps the most important reason we own the company: Motherson is a critical and trusted partner, not a supplier that competes on price.

Unlike the case of LinkedIn, it’s difficult to point to a single reason why Motherson’s share price fell this quarter. Some point to flooding in India, which affected sales. Others think concern persists about the company’s sizable exposure to Volkswagen, which could be viewed as a liability in the wake of the latter’s emissions scandal. Still others are concerned that Motherson’s share of the wiring harness market in India has declined.

We view these three negatives as short-term distractions, not long-term problems. Motherson is one of the leading global suppliers of auto parts and components, and we expect most of its growth will be volume driven. Sizable exposure to India should help, as an expanding middle class and rising levels of disposable income should drive vehicle sales. We also believe the company will increase its presence in the North American and European markets, primarily through acquisitions. These are strong secular trends that, over the long term, should make sales that were deferred due to flooding immaterial. While Volkswagen is a valued partner, Motherson has relationships with more than 15 automakers. As for market share, Motherson’s 65 percent share of the Indian wiring harness market is so high that additional gains have never been part of our investment case.

We have seen no indication that anything has fundamentally changed for the worse at Motherson. We continue to expect the company to win new contracts, expand margins, and broaden its parts penetration within customers for years to come.

Charles Schwab: A Coiled Spring

To some extent, our investment in Charles Schwab is at the mercy of the U.S. Federal Reserve. With interest rates near zero, the company is earning about one-third of what it would earn in a more normalized rate environment, for two reasons. First, the interest Schwab earns on deposits, loans, and securities is lower. Second, to preserve positive yields for its clients, Schwab waives fees on its money-market mutual fund products.

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Management estimates that, if interest rates were normalized, annual revenues would be 19 percent higher. The increase in earnings would be even greater, perhaps in the 50 to 60 percent range, because there would be negligible incremental costs associated with the increase in revenue.

Consequently, it was not a surprise to see the company’s share price fall in early January, as concerns about slowing global growth led to speculation that a second Fed rate hike might be delayed. Surely, some sellers had owned Schwab only for a payoff once rates rise. We do not count ourselves among this group. While our investment case relies partly on rates eventually rising, it is not the only reason Schwab is in the portfolio. In our view, the company is simply a good business. While we’ve owned Schwab, its asset base has grown by more than 23 percent. Schwab monetizes these assets through products such as trading services, advice-based offerings, and new products, such as the recently-launched Intelligent Portfolios, an automated wealth management solution. After being introduced just a year ago, this product’s assets under management have quickly grown to over $5 billion. As a result of its sizable asset base and ability to monetize these assets, Schwab has been able to achieve revenue growth in the high single digits, even in a low-interest-rate environment.

Despite recent volatility, we think of Schwab as one of the steadier businesses in the portfolio. As a result, we believe it serves as a balance to other portfolio businesses with growth trajectories that are less steady. Furthermore, we believe that rates will eventually rise. Until then, we will continue to patiently view the business as a coiled spring that will eventually profit from rising rates.

Conclusion: We Believe Fundamentals Will Prevail over the Long Term

These companies illustrate how share prices may tell a negative story while company fundamentals are positive. We hope it is clear that, in our view, their share price declines during the reporting period were largely driven by sentiment, rather than fundamentals. While this letter focused on just six of the 39 companies owned in the Fund, we believe each company in the portfolio offers similarly compelling opportunities for long-term earnings growth.

In our experience, prices eventually reconnect with fundamentals. Five years from now, we expect each company in the Global Growth Fund will be larger, more profitable, more dominant, and more valuable. There will

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be ups and downs along the way, but as long as the investment cases play out roughly in line with our expectations, growth should be rewarded with stock price appreciation. We thank each of you for your ongoing support of Sands Capital and invite any questions you may have.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Institutional Class performance as of 03/31/2016: -6.86% (1 year), 7.48% (5 year), and 10.23% (Annualized Since Inception). The gross expense ratio is 1.10% and the net expense ratio is 1.03%. Investor Class performance as of 03/31/2016: -7.13% (1 year), 7.19% (5 year), and 9.96% (Annualized Since Inception). The gross expense ratio is 1.35% and the net expense ratio is 1.29%. The Fund’s Advisor has contractually agreed to waive fees and reimburse expenses until March 31, 2017. The inception date is 03/31/2010. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

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SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.5%
	Shares	Value
BELGIUM — 1.5%
UCB	186,000	$13,918,266

CHINA — 7.0%
Alibaba Group Holding ADR *	459,000	35,315,460
Baidu ADR *	152,000	29,533,600

		64,849,060

INDIA — 10.8%
Asian Paints	1,121,000	14,639,925
Eicher Motors	54,293	16,399,220
Housing Development Finance	1,920,000	31,506,467
Maruti Suzuki India	298,000	17,048,179
Motherson Sumi Systems	2,200,500	8,371,720
Titan Company	2,319,000	12,442,818

		100,408,329

JAPAN — 4.9%
Fast Retailing	48,500	13,145,589
Ono Pharmaceutical	721,000	32,774,295

		45,919,884

NETHERLANDS — 3.1%
ASML Holding ADR, Cl G	298,000	28,786,800

SOUTH AFRICA — 2.6%
Naspers, Cl N	174,000	23,874,556

THAILAND — 4.4%
Airports of Thailand	1,333,000	14,959,519
CP ALL	19,456,000	25,482,737

		40,442,256

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM — 7.0%
ARM Holdings	1,498,000	$20,520,098
ASOS *	426,000	22,414,501
Rolls-Royce Holdings	2,226,000	21,775,698

		64,710,297

UNITED STATES — 55.2%
Consumer Discretionary — 10.7%
Amazon.com *	37,500	24,734,625
Las Vegas Sands	410,000	18,511,500
NIKE, Cl B	426,000	25,108,440
Priceline Group *	13,900	18,676,874
Under Armour, Cl A *	139,000	6,107,660
Under Armour, Cl C *	139,000	5,671,200

		98,810,299

Consumer Staples — 2.3%
Whole Foods Market	718,000	20,879,440

Financials — 3.1%
Charles Schwab	1,010,000	28,694,100

Health Care — 15.1%
Biogen *	80,500	22,136,695
BioMarin Pharmaceutical *	243,000	20,577,240
Cerner *	231,000	12,968,340
Edwards Lifesciences *	255,000	27,083,550
Illumina *	153,000	20,653,470
Medidata Solutions *	279,000	12,172,770
Regeneron Pharmaceuticals *	66,000	24,862,860

		140,454,925

Industrials — 2.1%
Kansas City Southern	208,000	19,708,000

Information Technology — 19.2%
Alphabet, Cl A *	26,300	18,617,244
Alphabet, Cl C *	18,500	12,820,685
Facebook, Cl A *	420,000	49,383,600
LinkedIn, Cl A *	146,000	18,295,260
Visa, Cl A	629,000	48,583,960

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued
	Shares	Value
UNITED STATES — (continued)
Information Technology — (continued)
Workday, Cl A *	405,000	$30,366,900

		178,067,649

Materials — 2.7%
Monsanto	270,000	25,293,600

		511,908,013

TOTAL COMMON STOCK (Cost $850,604,236)		894,817,461

TOTAL INVESTMENTS — 96.5% (Cost $850,604,236)		$894,817,461

Percentages are based on Net Assets of $927,247,686.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

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Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Belgium	$13,918,266	$—	$—	$13,918,266
China	64,849,060	—	—	64,849,060
India	100,408,329	—	—	100,408,329
Japan	—	45,919,884	—	45,919,884
Netherlands	28,786,800	—	—	28,786,800
South Africa	23,874,556	—	—	23,874,556
Thailand	40,442,256	—	—	40,442,256
United Kingdom	64,710,297	—	—	64,710,297
United States	511,908,013	—	—	511,908,013

Total Common Stock	848,897,577	45,919,884	—	894,817,461

Total Investments in Securities	$848,897,577	$45,919,884	$—	$894,817,461

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2016, there were transfers between Level 1 and Level 2 investments as a result of fair valuation of foreign equity securities. For the period ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $850,604,236)	$894,817,461
Cash	32,994,243
Receivable for Investment Securities Sold	6,925,553
Receivable for Capital Shares Sold	1,501,209
Dividends Receivable	1,135,248
Foreign Tax Reclaims Receivable	172,269
Prepaid Expenses	36,695

Total Assets	937,582,678

Liabilities:
Payable for Investment Securities Purchased	9,158,419
Payable due to Investment Adviser	653,632
Accrued Foreign Capital Gains Tax on Appreciated Securities	342,599
Payable due to Administrator	73,814
Custodian Fees Payable	61,636
Audit Fees Payable	11,698
Printing Fees Payable	5,062
Payable due to Trustees	3,564
Shareholder Servicing Fees Payable	2,345
Registration Fees Payable	1,878
Chief Compliance Officer Fees Payable	1,731
Other Accrued Expenses	18,614

Total Liabilities	10,334,992

Net Assets	$927,247,686

NET ASSETS CONSIST OF:
Paid-in-Capital	$918,697,803
Accumulated Net Investment Loss	(6,676,022)
Accumulated Net Realized Loss on Investments	(28,657,946)
Net Unrealized Appreciation on Investments	44,213,225
Net Unrealized Appreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	13,225
Foreign Capital Gains Tax on Appreciated Securities	(342,599)

Net Assets	$927,247,686

Net Asset Value Per Share — Institutional Shares ($920,906,445 ÷ 53,760,540 shares)	$17.13

Net Asset Value Per Share — Investor Shares ($6,341,241 ÷ 373,660 shares)	$16.97

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$3,401,509
Less: Foreign Taxes Withheld	(126,962)

Total Investment Income	3,274,547

Expenses
Investment Advisory Fees	3,883,238
Administration Fees	440,142
Shareholder Servicing Fees — Investor Class	7,509
Trustees’ Fees	6,988
Chief Compliance Officer Fees	2,829
Custodian Fees	78,969
Transfer Agent Fees	47,427
Registration Fees	29,079
Legal Fees	15,353
Printing Fees	13,681
Audit Fees	11,623
Insurance and Other Expenses	9,696

Total Expenses	4,546,534

Less:
Fees Paid Indirectly (Note 4)	(27)

Net Expenses	4,546,507

Net Investment Loss	(1,271,960)

Net Realized Gain (Loss) on:
Investments	(10,875,037)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	6,883

Net Realized Loss	(10,868,154)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(25,148,875)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	27,437
Foreign Capital Gains Tax on Appreciated Securities	(170,548)

Net Change in Unrealized Depreciation	(25,291,986)

Net Loss on Investments and Foreign Currency Transactions	(36,160,140)

Net Decrease in Net Assets Resulting from Operations	$(37,432,100)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(1,271,960)	$(2,021,927)
Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(10,868,154)	(17,119,962)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(25,291,986)	18,888,067

Net Decrease in Net Assets Resulting from Operations	(37,432,100)	(253,822)

Dividends and Distributions
Net Investment Income:
Institutional	—	(2,559,079)
Investor	—	(14,244)

	—	(2,573,323)

Net Capital Gains:
Institutional	—	(7,474,655)
Investor	—	(101,455)

	—	(7,576,110)

Total Distributions	—	(10,149,433)

Capital Share Transactions:
Institutional Shares
Issued	78,106,859	474,426,350
Reinvestment of Distributions	—	9,836,059
Redemption Fees	13,000	—
Redeemed	(46,079,530)	(19,962,023)

Net Institutional Share Transactions	32,040,329	464,300,386

Capital Share Transactions:
Investor Shares
Issued	721,453	1,818,999
Reinvestment of Distributions	—	104,003
Redeemed	(221,198)	(3,970,900)

Net Investor Share Transactions	500,255	(2,047,898)

Net Increase in Net Assets from Share Transactions	32,540,584	462,252,488

Total Increase (Decrease) in Net Assets	(4,891,516)	451,849,233

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Six-Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Net Assets:
Beginning of Period	$932,139,202	$480,289,969

End of Period (including Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income of $(6,676,022) and $(5,404,062), respectively	$927,247,686	$932,139,202

Shares Transactions:
Institutional Shares
Issued	4,607,199	26,614,506
Reinvestment of Distributions	—	548,245
Redeemed	(2,767,013)	(1,121,246)

Net Institutional Share Transactions	1,840,186	26,041,505

Shares Transactions:
Investor Shares
Issued	44,978	103,729
Reinvestment of Distributions	—	5,839
Redeemed	(13,406)	(221,280)

Net Investor Share Transactions	31,572	(111,712)

Net Increase in Shares Outstanding From Share Transactions	1,871,758	25,929,793

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios
			For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Six-Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$17.84		$18.24	$16.96	$13.31	$12.15	$11.49

Income from Investment Operations:
Net Investment Income (Loss)†	(0.02)		(0.05)	(0.03)	0.11	0.02	0.03
Net Realized and Unrealized Gain (Loss)	(0.69)		—	1.61	3.71	1.18	0.66

Total from Investment Operations	(0.71)		(0.05)	1.58	3.82	1.20	0.69

Dividends and Distributions from:
Net Investment Income	—		(0.09)	—	(0.15)	—	—
Net Realized Gains	—		(0.26)	(0.30)	(0.02)	(0.04)	(0.03)

Total Dividends and Distributions	—		(0.35)	(0.30)	(0.17)	(0.04)	(0.03)

Redemption Fees^	—		—	—	—	—	—

Net Asset Value, End of Period	$17.13		$17.84	$18.24	$16.96	$13.31	$12.15

Total Return††	(3.98)%		(0.28)%	9.49%	28.99%	9.90%	6.02%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$920,907		$926,086	$472,080	$137,612	$57,329	$15,027
Ratio of Expenses to Average Net Assets	0.99	%**	1.03%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99	%**	1.03%	1.13%	1.30%	2.35%	5.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28	)%**	(0.28)%	(0.16)%	0.76%	0.13%	0.26%
Portfolio Turnover Rate	10	%***	18%	24%	33%	21%	19%

^	See Note 2 in the Notes to the Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Six-Months Ended April 30, 2016 (Unaudited)		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$17.69		$18.09	$16.87	$13.24	$12.11	$11.48

Income from Investment Operations:
Net Investment Income (Loss)†	(0.04)		(0.10)	(0.07)	0.06	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	(0.68)		—	1.59	3.71	1.19	0.65

Total from Investment Operations	(0.72)		(0.10)	1.52	3.77	1.17	0.66

Dividends and Distributions from:
Net Investment Income	—		(0.04)	—	(0.12)	—	—
Net Realized Gains	—		(0.26)	(0.30)	(0.02)	(0.04)	(0.03)

Total Dividends and Distributions	—		(0.30)	(0.30)	(0.14)	(0.04)	(0.03)

Net Asset Value, End of Period	$16.97		$17.69	$18.09	$16.87	$13.24	$12.11

Total Return††	(4.07)%		(0.56)%	9.16%	28.71%	9.68%	5.76%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$6,341		$6,053	$8,210	$4,201	$1,297	$353
Ratio of Expenses to Average Net Assets	1.24	%**	1.29%	1.35%	1.35%	1.35%	1.28%@
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.24	%**	1.29%	1.38%	1.55%	2.71%	5.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52	)%**	(0.57)%	(0.41)%	0.42%	(0.13)%	0.08%
Portfolio Turnover Rate	10	%***	18%	24%	33%	21%	19%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 56 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a

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APRIL 30, 2016 (Unaudited)

security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third-party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in

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GROWTH FUND
APRIL 30, 2016 (Unaudited)

active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2016, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and

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APRIL 30, 2016 (Unaudited)

settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2016, Institutional Class retained $13,000 and Investor Class did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

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4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2016, the Fund paid $440,142 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended April 30, 2016, the Investor Class incurred 0.25% of average daily net assets or $7,509 of shareholder servicing fees.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2016, the Fund earned cash management credits of $27 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses)

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APRIL 30, 2016 (Unaudited)

from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, until March 31, 2017, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. At April 30, 2016, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, April 30:	Subject to Repayment Until, April 30:		Sands Capital Global Growth Fund
2014	2017		$149,258
2015	2018		26,147

		Total	$175,405

6.	Investment Transactions:

For the six months ended April 30, 2016, the Fund made purchases of $116,549,946 and sales of $88,001,861 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$2,574,120	$7,575,313	$10,149,433
2014	22,574	2,447,278	2,469,852

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforward	$(16,754,745)
Late-Year Loss Deferral	(496,807)
Unrealized Appreciation	63,233,454
Other Temporary Differences	81

Total Distributable Earnings	$45,981,983

For Federal income tax purposes, the cost of securities owned at October 31, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on PFIC which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$850,604,236	$98,293,281	$(54,080,056)	$44,213,225

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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APRIL 30, 2016 (Unaudited)

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2016, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At April 30, 2016, 36% of Institutional Shares outstanding were held by two shareholders and 81% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 10% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 to April 30, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

DISCLOSURE OF FUND EXPENSES (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$960.20	0.99%	$4.82
Investor Shares	1,000.00	959.30	1.24	6.04

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.94	0.99%	$4.97
Investor Shares	1,000.00	1,018.70	1.24	6.22

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 23, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Continued)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Continued)

and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Continued)

and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2016 (Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Concluded)

with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016